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                       Clear Channel Communications, Inc.

                             Underwriting Agreement

                                                              New York, New York
                                                                  March 14, 2006

To the Representatives named in
   Schedule I hereto of the Under-
   writers named in Schedule II hereto

Ladies and Gentlemen:

     Clear Channel Communications, Inc., a Texas corporation (the "Company"), proposes to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its securities identified in Schedule I hereto, to be issued under an indenture dated as of October 1, 1997, between the Company and The Bank of New York, as trustee (the "Trustee"), as amended by the Twentieth Supplemental Indenture dated as of March 21, 2006 (as so amended, the "Indenture") (said principal amount to be issued and sold by the Company being hereinafter called the "Securities"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms. To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate.

          1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in Section 17 hereof.

          (a) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a

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     related Base Prospectus, for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          (b) On each Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on each Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriters consists of the information described as such in
     Section 7(b) hereof.

          (c) (i) The Disclosure Package and the final term sheet prepared and filed pursuant to Section 4(b) hereto, when taken together as a whole, and
     (ii) each

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     electronic roadshow when taken together as a whole with the Disclosure
     Package, and the final term sheet prepared and filed pursuant to Section 4(b) hereto, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(b) hereof.

          (d) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

          (e) Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 4(b) hereto does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 7(b) hereof.

          (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas, with corporate power and authority to own its properties and conduct its business as described in the Disclosure Package and Final Prospectus; each of the subsidiaries of the Company as listed on Schedule III hereto (collectively, the "Subsidiaries") has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority to own or lease its properties and conduct its business as described in the Disclosure Package and the Final Prospectus; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification and a failure to qualify would have a material adverse effect upon the business or financial condition of the Company and the Subsidiaries taken as a whole; except as described in the Disclosure Package and the Final Prospectus, the outstanding shares of capital stock of each of the Subsidiaries owned by the Company or a Subsidiary have been duly authorized

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     and validly issued, are fully paid and nonassessable and are owned by the
     Company or another subsidiary free and clear of all liens, encumbrances and security interests and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

          (g) The authorized shares of Common Stock of the Company have been duly authorized. The outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully-paid and non-assessable.

          (h) This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (i) The Indenture and the Securities conform in all material respects with the statements concerning them in the Disclosure Package and the Final Prospectus.

          (j) The Commission has not issued an order preventing or suspending the use of any Base Prospectus, Preliminary Prospectus or Final Prospectus relating to the proposed offering of the Securities nor instituted proceedings for that purpose.

          (k) The consolidated financial statements of the Company and its subsidiaries, together with related notes and schedules incorporated by reference in the Disclosure Package and the Final Prospectus present fairly the financial position and the results of operations of the Company and its subsidiaries consolidated, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The selected and summary financial and statistical data included in the Disclosure Package and the Final Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements incorporated by reference therein and the books and records of the Company. The pro forma financial information, if any, included in the Disclosure Package and the Final Prospectus presents fairly the information shown therein, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (l) Except for those license renewal applications of the Company or its subsidiaries currently pending before the Federal Communications Commission (the "FCC"), or as set forth in the Disclosure Package and the Final Prospectus, there is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency which could reasonably be likely to result in any material

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     adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) of the Company and of the Subsidiaries (taken as a whole).

          (m) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements herein above described (or as described in the Disclosure Package and the Final Prospectus) subject to no material lien, mortgage, pledge, charge or encumbrance of any kind, except those reflected in such financial statements or as described in the Disclosure Package and the Final Prospectus. The Company and the Subsidiaries occupy their leased properties under valid leases with such exceptions as are not material to the Company and the subsidiaries taken as a whole and do not materially interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries.

          (n) The Company and the Subsidiaries have filed all Federal, State and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith. The Company has no knowledge of any tax deficiency that has been or might be asserted against the Company that would have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (o) Since the last date as of which information is given in the Disclosure Package and the Final Prospectus, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or business prospects of the Company and its subsidiaries (taken as a whole), whether or not occurring in the ordinary course of business, other than general economic and industry conditions, changes in the ordinary course of business and changes or transactions described or contemplated in the Disclosure Package and the Final Prospectus, and there has not been any material definitive agreement entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions contemplated by the Disclosure Package and the Final Prospectus, as it may be amended or supplemented. None of the Company or the Subsidiaries have any material contingent obligations which are not disclosed in the Disclosure Package and the Final Prospectus, as it may be amended or supplemented.

          (p) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be in default under its certificate or articles of incorporation, by-laws or partnership agreements or any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default is of material significance in respect of the business or financial condition of the Company and its subsidiaries (taken as a whole). The execution and delivery of this Agreement

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     and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any Subsidiary is a party, or of the certificate or articles of incorporation or by-laws of the Company or any order, rule or regulation applicable to the Company or any Subsidiary, or of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, except in all cases a conflict, breach or default which would not have a materially adverse effect on the business or financial condition of the Company and the subsidiaries (taken as a whole).

          (q) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. ("NASD") or the New York Stock Exchange ("NYSE") or as may be necessary to qualify the Securities for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.

          (r) The Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities, including without limitation, the FCC, which are necessary to the conduct of their businesses; and neither the Company nor any of the Subsidiaries has received notice of any infringement of any material patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries (taken as a whole).

          (s) Ernst & Young LLP, who has certified certain of the financial statements incorporated by reference in the Disclosure Package and the Final Prospectus, is to the knowledge of the Company an independent registered public accounting firm as required by the Act and the Rules and Regulations.

          (t) To the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater security holders except as otherwise disclosed in writing to the Representatives.

          (u) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations of the Commission thereunder.

          (v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions

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     are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's internal controls over financial reporting are effective, and the Company is not aware of any material weakness or its internal control over financial reporting. The Company maintains "disclosure controls and procedures" (as such term is defined in Rule 13a-15(e) under the Exchange Act), and such disclosure controls and procedures are effective.

          (w) The Company and each of its Subsidiaries carry, or are covered by, insurance, including self insurance, in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

          (x) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) for which the Company would have any liability has occurred and is continuing; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification and where any such noncompliance, "reportable event," liability or nonqualification, alone or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed solely to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase at the purchase price set forth on Schedule I, the principal amount of Securities set forth opposite such Underwriter's name in
Schedule II.

          3. Delivery and Payment. Delivery of and payment for the Securities shall be made on the date and at the time specified in Schedule I hereto, which date and

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time may be postponed by agreement among the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          4. Agreements. The Company agrees with the several Underwriters that:

          (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object in writing. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective,
     (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or of any additional information,
     (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) The Company will prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in a form approved by you and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

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          (c) If, at any time prior to the filing of a final prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure
     Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

          (d) If, at any time when the Final Prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule
     172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (i) notify the Representatives of such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (iv) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

          (e) The Company agrees that, unless it has obtained or will obtain the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule
     405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than the information contained in the final term sheet prepared and filed pursuant to Section 4(b) hereto; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule IV hereto. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free

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     Writing Prospectus, including in respect of timely filing with the
     Commission, legending and record keeping. The Company will not, without the prior written consent of Banc of America Securities LLC, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto.

          (f) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (g) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule
     172), as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (h) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering, provided that the Company will not be required to file a consent to service of process in any state in which it is not qualified or for which consent has not been given.

          (i) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

          5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) The Final Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 4(b) hereto and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of Akin Gump Strauss Hauer & Feld LLP, counsel for the Company, dated the Closing Date, to the effect that:

               (i) The Company is validly existing as a corporation in good standing under the laws of the State of Texas, with corporate power and authority to own or lease its properties and conduct its business as described in the Disclosure Package and the Final Prospectus; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable; and, to such counsel's knowledge, except (A) as reflected in the Company's financial statements, (B) as described in the Registration Statement or (C) as disclosed in such counsel's opinion, (x) the outstanding shares of capital stock of each of the Subsidiaries are owned by the Company or its subsidiary free and clear of all liens, encumbrances and security interests and (y) no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

               (ii) The Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Final Prospectus.

               (iii) Except as described in the Disclosure Package and the Final Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Securities or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

               (iv) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, in respect to both the Indenture and the Securities, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance or transfer, moratorium or other laws affecting creditors' rights generally from time to time in effect);

               (v) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

               (vi) The Registration Statement, the Final Prospectus and each amendment or supplement thereto and documents incorporated by reference therein (each as amended to date) comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the statistical information contained in the Final Prospectus or financial statements, schedules and other financial information incorporated by reference therein).

               (vii) The statements under the captions "Business" and "Description of the Notes" in the Disclosure Package and the Final Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and accurately present the information called for with respect to such documents and matters in all material respects.

               (viii) To such counsel's knowledge, there are no contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Disclosure Package and the Final Prospectus (excluding any document incorporated therein by reference) which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Disclosure Package and the Final Prospectus (excluding any document incorporated therein by reference) are fairly summarized in all material respects.

               (ix) To such counsel's knowledge, there are no material legal proceedings pending or threatened against the Company or any of the Subsidiaries which are of a character required to be disclosed in the

          Disclosure Package and the Final Prospectus and which has not been properly disclosed therein.

               (x) The execution and delivery of the Indenture, the issuance and sale of the Securities and the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (a) the Articles of Incorporation or (b) By-laws of the Company, or (c) to such counsel's knowledge, any agreement or instrument filed as an exhibit to the Company's most recent annual report on Form 10-K or any subsequent quarterly report of the Company on Form 10-Q (other than licenses or permits granted by the FCC, on which such counsel need not express any opinion), or (d) will not contravene any law, rule or regulation of the United States or the State of Texas or the General Corporation Law of the State of Delaware, or, to such counsel's knowledge, any order or decree of any court or governmental agency or instrumentality, except, with respect to clause (c) above, a conflict, breach or default which would not have a materially adverse effect on the business or financial condition of the Company and its subsidiaries taken as a whole.

               (xi) This Agreement has been duly authorized, executed and delivered by the Company.

               (xii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body having jurisdiction over the Company is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or NYSE or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

               (xiii) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefor as described in the Final Prospectus, required to register as an investment company under the 1940 Act.

     In rendering such opinion, such counsel may rely (A) as to matters governed by the laws of states other than Texas or Federal laws on local counsel in such jurisdictions, provided that in each case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and (B) as to matters of fact, on certificates of responsible officers of the Company and certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and any Subsidiary. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, the Disclosure Package as of 4 p.m. on March 14, 2006 (which the Representatives have advised such counsel is a time prior to the first sale of the Notes by the Underwriters), the Final Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b) and the Registration Statement and the Final Prospectus, or any amendment or supplement thereto, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to matters pertaining to the statistical information contained in the Final Prospectus or financial statements, schedules and other financial information contained or incorporated by reference in the Final Prospectus). With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (c) The Underwriters shall have received on the Closing Date the opinion of Wiley Rein & Fielding LLP, special FCC counsel to the Company, dated the Closing Date, addressed to the Underwriters as is reasonably acceptable to the Underwriters.

          (d) The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package and the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Executive Officer or the President and the principal financial or accounting officer of the Company, in their capacity as such, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, the Disclosure Package and any supplements or amendments thereto, as well as each electronic roadshow used to offer the Securities, and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise); prospects, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

          (f) At the Execution Time and at the Closing Date, Ernst & Young LLP shall have furnished to the Representatives letters dated as of the Execution Time and the Closing Date in form and substance satisfactory to the Representatives.

          (g) Except as agreed to by the Representatives, subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purpose of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

          (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 5 shall be delivered at the office of Cravath, Swaine & Moore LLP, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

          6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof (other than a termination under Section 9(b) resulting from a default by an Underwriter as provided in Section 8 hereof) or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Banc of America Securities LLC on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities, but the Company shall not be liable in any event to any of the Underwriters for damages on account of loss of anticipated profits from the sale of the Securities.

          7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Prospectus or any other preliminary prospectus supplement relating to the Securities, the Final Prospectus or any Issuer Free Writing Prospectus, or the information contained in the final term sheet required to be prepared and filed pursuant to Section 4(b) hereto, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as reasonably incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth under the heading "Underwriting" in the fourth, seventh and eighth paragraphs (except for the statement made by the Company in the third sentence of the eighth paragraph, as such statement relates to the Company) and in the last two sentences of the tenth paragraph, in any Preliminary Prospectus or the Final Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the prejudice by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified parties shall have the right to employ one separate counsel (and, if reasonably necessary, one additional local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if
     (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
     (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or, (iii) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay within 24 hours for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase within 24 hours all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives, shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          9. Termination. This Agreement may be terminated by you by notice to the Company as follows:

          (a) at any time after the Execution Time and prior to the Closing Date if any of the following has occurred: (i) any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic or political conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Securities impracticable, (iii) suspension of trading in securities on the NYSE or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on the NYSE, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company and its subsidiaries taken as a whole, (v) declaration of a banking moratorium by either federal or New York State authorities, (vi) a material disruption in commercial banking or securities settlement or clearance services in the United States, if the effect of such disruption is so material or adverse that it makes the offering or delivery of the Securities on the terms and in the manner contemplated in the Final Prospectus impraticable or (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

          (b) as provided in Sections 5 and 8 of this Agreement.

          10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancelation of this Agreement.

          11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed or delivered to Banc of America Securities LLC, 40 West 57th Street, NY1-040-27-01, New York, NY 10019, attention: High Grade Debt Capital Markets Transaction Management/Legal or, if sent to the Company, will be mailed or delivered to 200 East Basse Road, San Antonio, Texas 78209 attention: Randall Mays, President.

          12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities merely because of such purchase.

          13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          14. No Fiduciary Duty. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company, on the one hand, and the several Representatives, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Representative is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, or affiliates, stockholders, creditors or employees or any other party; (iii) no Representative has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Representative has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Representative has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Representatives and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Representatives have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship, except to the extent that any such engagement materially adversely impacts the ability of the several Representatives to perform their obligations hereunder; and (v) the Representative have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

          This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the several Representatives, or any of them, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Representatives with respect to any breach or alleged breach of agency or fiduciary duty.

          15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          16. Headings. The Section headings used herein are for convenience only and shall not affect the construction hereof.

          17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended.

          "Base Prospectus" shall mean the base prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Execution Time.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Dallas, Texas.

          "Commission" means the Securities and Exchange Commission.

          "Disclosure Package" shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Execution Time,
     (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule IV hereto, (iv) the final term sheet prepared and filed pursuant to Section 4(b) hereto, if any, and (v) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time together with the Base Prospectus.

          "Free Writing Prospectus" shall mean a free writing prospectus, as defined in Rule 405.

          "Issuer Free Writing Prospectus" shall mean an issuer free writing prospectus, as defined in Rule 433.

          "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(a) above which is used prior to the filing of the Final Prospectus, together with the Base Prospectus.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

          "Rule 158", "Rule 163", "Rule 164", "Rule 172", "Rule 405", "Rule
     415", "Rule 424", "Rule 430B" and "Rule 433" refer to such rules under the Act.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

          "Rules and Regulations" means the rules and regulations of the Commission.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                        Very truly yours,

                                        Clear Channel Communications, Inc.


                                        By: /S/ BRIAN COLEMAN
                                            ------------------------------------
                                        Name. Brian Coleman
                                        Title: Senior Vice President
                                               and Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the date
specified in Schedule I hereto.

Banc of America Securities LLC


By: /S/ LILY CHANG
    ---------------------------------
Name: Lily Chang
Title: Principal


Wachovia Capital Markets, LLC


By: /S/ AMY KABATZNICK
    ---------------------------------
Name: Amy Kabatznick
Title: Managing Director

For themselves and the other several
Underwriters, if any, named in
Schedule II to the foregoing
Agreement.

                                   SCHEDULE I

Underwriting Agreement dated March 14, 2006

Registration Statement No. 333-111070

Representatives:

     Banc of America Securities LLC

     Wachovia Capital Markets, LLC

Underwriters:

     Banc of America Securities LLC

     Wachovia Capital Markets, LLC

     Barclays Capital Inc.

     Credit Suisse First Boston LLC

     J.P. Morgan Securities Inc.

     Morgan Stanley & Co. Incorporated

     Deutsche Bank Securities Inc.

     SMBC Securities, Inc.

     SunTrust Capital Markets, Inc.

     UBS Securities LLC

Title, Purchase Price and Description of Securities:

     Title: $500,000,000 of 6.25% Senior Notes due 2011 (the "notes")

     Principal Amount of Securities: $500,000,000

     Purchase Price (include accrued interest or amortization, if any):
     $497,520,000 for the $500,000,000 aggregate principal amount of the notes.

     Sinking fund provisions: None

     Redemption provisions:

     The notes are redeemable by the Company. The notes will be redeemable as a whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of (i)100% of the principal amount of such notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed from the redemption date to March 15, 2011 discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, plus, in either case, any interest accrued but not paid to the date of redemption. Notice of any redemption will be mailed at least 30 days but no more than 60 days before the redemption date to each holder of the notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the notes or portions thereof called for redemption. The notes will not be subject to any sinking fund provision.

     "Treasury Rate" means, with respect to any redemption date for the notes,
(i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month), or
(ii) if such release referred to in clause (i) (or any successor release) is not published during the week preceding the calculation date or does not contain the yields referred to above, the rate per year equal to the semiannual equivalent yield maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an "Independent Investment Banker" as having a maturity comparable to the remaining term of the notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

     "Independent Investment Banker" means, with respect to any redemption date for the notes, Banc of America Securities LLC and its successors or, if such firm or any successor to such firm, as the case may be, is unwilling or unable to select the Comparable Treasury Issue, an independent banking institution of national standing appointed by the Trustee after consultation with the Company.

     "Comparable Treasury Price" means, with respect to any redemption date for the notes, (i) the average of four Reference Treasury Dealer Quotations (as defined below) for the redemption date, after excluding the highest and lowest such Reference Treasury

Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations obtained.

     "Reference Treasury Dealer" means Banc of America Securities LLC and three other primary U.S. Government securities dealers in the United States (each, a "Primary Treasury Dealer") appointed by the Trustee in consultation with the Company. If any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

     Other provisions : None

     Closing Date, Time and Location: March 21, 2006 at 10:00 a.m. at Cravath, Swaine & Moore LLP, Worldwide Plaza, 825 Eighth Ave., New York, NY 10019

     Type of Offering: Non-delayed

     Overallotment Option: None

                                   SCHEDULE II

                                                                Principal Amount
                         Underwriters                               of Notes
                         ------------                           ----------------
Banc of America Securities LLC ..............................     $125,000,000
Wachovia Capital Markets, LLC ...............................     $125,000,000
Barclays Capital Inc. .......................................     $ 45,000,000
Credit Suisse First Boston LLC ..............................     $ 45,000,000
J.P. Morgan Securities Inc. .................................     $ 45,000,000
Morgan Stanley & Co. Incorporated ...........................     $ 45,000,000
Deutsche Bank Securities Inc. ...............................     $ 17,500,000
SMBC Securities, Inc. .......................................     $ 17,500,000
SunTrust Capital Markets, Inc. ..............................     $ 17,500,000
UBS Securities LLC ..........................................     $ 17,500,000
                                                                  ------------
   Total.....................................................     $500,000,000
                                                                  ============

The Company has not granted the Underwriters an option to purchase any additional principal amount of the above referenced securities.

                                  SCHEDULE III

                                DISCLOSURE ITEMS

1.   Material Subsidiaries

     A.   Clear Channel Outdoor Holdings, Inc.

     B.   Clear Channel Broadcasting, Inc.

     C.   Clear Channel Broadcasting Licenses, Inc.

     D.   Clear Channel Holdings, Inc.

     E.   Jacor Communications Company

     F.   AMFM Operating Inc.

     G.   Katz Media Group, Inc.

                                   SCHEDULE IV

Schedule of Free Writing Prospectuses included in the Disclosure Package

NONE